Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 1st day of March, 2007.

/S/ ELIZABETH E. BAILEY
Elizabeth E. Bailey

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ HAROLD BROWN
Harold Brown

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ LOUIS C. CAMILLERI
Louis C. Camilleri

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ J. DUDLEY FISHBURN
J. Dudley Fishburn

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ ROBERT E. R. HUNTLEY
Robert E. R. Huntley

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ THOMAS W. JONES
Thomas W. Jones

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ GEORGE MUÑOZ
George Muñoz

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ LUCIO A. NOTO
Lucio A. Noto

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of March, 2007.

/S/ STEPHEN M. WOLF
Stephen M. Wolf